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                                                                      EXHIBIT 24

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (registration nos. 33-29009; 33-31885, as amended by 33-51525; and 33-51527).

                                          ARTHUR ANDERSEN & CO.

Dallas, Texas,
March 31, 1994